SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 16, 2001

Commission file number:  0-26151

FASHIONMALL.COM, INC.

(Exact name of registrant as specified in its charter)

         Delaware	                    No.  06-1544139
(State of Incorporation)   (I.R.S Employer Identification Number)

575 Madison Avenue
New York, New York  10022
(Address of principal executive offices)

Registrant's telephone number, including area code:

(212) 891-8075









































ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS
         --------------------------------------------


Fashionmall.com, Inc. (the "Company" ) is filing this report on Form 8-K/A to report a change in certifying accountants with the firm of Arthur Andersen LLP being replaced by BDO Seidman LLP effective August 9, 2000.

(a)	The following sets forth the information required by item
304 (a) (1) of Regulation S-B:

(i)	On August 9, 2000, Arthur Andersen LLP was dismissed
as the Company's principal accountant.

(ii)	Arthur Andersen LLP reports on the financial
statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	The decision to change accountants was approved by
the Company's Board of Directors.

(iv)	During the Company's two most recent fiscal years
and subsequent interim periods, there were no disagreements with Arthur Anderson LLP on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedure.

(v)	During the Company's two most recent fiscal years
and subsequent interim periods, there have occurred none of the "reportable events" listed in Item 304
(a) (1) (v) (A-D) of Regulation S-B.

(b)	The Company has requested and has not received from Arthur
Andersen LLP the letter required by item 304 (a) (3) of Regulation S-B.

(c)	The following sets forth the information required by Item
304 (a) (2) of Regulation S-B.

		The Company has retained BDO Seidman LLP as its principal accountants effective August 9, 2000.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS
	  --------------------------------------------------------

	Letter from Arthur Andersen LLP confirming their agreement with the information contained in this filing.





















ARTHUR ANDERSEN
July 11,2001
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549
Dear Sir/Madam:
This is to confirm that we agree with the Form 8-K filings of
fashionmall.com, Inc. (Commission File Number 0-26151) dated August 14, 2000 and May 16, 2001 with respect to Item 4 "Change in Registrant's Certifying Accountants".
Very truly yours, ARTHUR ANDERSEN LLP
By:  /s/  Max Brandsdorfer
        --------------------------------
	   Max Brandsdorfer
           Partner
cc: Mr. Ben Narasin, President & CEO, fashionmall.com, Inc.
Mr. Barry Scheckner, Acting Chief Financial Officer, fashionmall.com, Inc.



































SIGNATURES
-------------------

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

							FASHIONMALL.COM, INC.


						 By:  /s/  Benjamin Narasin
						      -----------------------
							     Benjamin Narasin
							     President and CEO



							Date:  July 31, 2001